CONSOLIDATED STATEMENTS OF INCOME (USD $) In Thousands, except Share data, unless otherwise specified	6 Months Ended
	Jun. 30, 2012	Jun. 30, 2011
Revenues
Software licenses	$ 7,141	$ 3,205
Maintenance and services	5,335	2,802
Total revenues	12,476	6,007
Operating expenses:
Cost of revenues	1,173	612
Research and development	3,928	1,581
Selling and marketing	4,813	2,238
General and administrative	1,531	1,106
Total operating expenses	11,445	5,537
Operating Income	1,031	470
Financial expense, net	557	47
Income before income taxes	474	423
Taxes on income	91	66
Net income	$ 383	$ 357
Basic net income per share	$ 0.04	$ 0.04
Weighted average number of shares used in computing basic net income per share	10,382,000	8,303,000
Diluted net income per share	$ 0.03	$ 0.04
Weighted average number of shares used in computing diluted net income per share	11,759,000	10,010,000